UPDATING SUMMARY PROSPECTUS SUPPLEMENT

May 20, 2021

THE GUARDIAN INVESTOR VARIABLE ANNUITY L SERIES®

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information replaces the May 5, 2021 Supplement and should be read in conjunction with the Updating Summary Prospectus dated May 1, 2021 for Guardian Investor Variable Annuity L, variable annuity contracts issued through The Guardian Separate Account R.

Effective June 1, 2021 (“Closure Date”), Columbia Variable Portfolio—Small Company Growth Fund (Class 2) (the “Fund”) will be closed to all existing and new investors for new purchases. If you are not invested in the Fund as of the Closure Date, the Fund will no longer be available as an investment allocation option under your Contract. If you are invested in the Fund as of the Closure Date, the contract value you have invested in the Fund as of that date will remain allocated to the Fund unless transferred by you; however, you will not be permitted to allocate any premium payments or transfer any additional contract value after the Closure Date to the Fund. In addition, if you choose to transfer any contract value you have invested in the Fund after the Closure Date to another investment allocation option, you will not be permitted to re-invest any contract value in the Fund after the Closure Date.

At any time prior to or after the Closure Date, you may change your premium payment allocation instructions and transfer your allocations of contract value to any other available investment allocation options offered under the terms of your Contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at The Guardian Insurance & Annuity Company, Inc. P.O. Box 981588, El Paso, TX 79998-1588 (regular mail) or The Guardian Insurance & Annuity Company, Inc. 5951 Luckett Ct., Bldg A, El Paso, TX 79932 (overnight mail) or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

You will not incur any fees or charges or any tax liability because of the closure.

Further, on and after the Closure Date, certain administrative programs will be impacted. Specifically:

•            Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may terminate your current instructions and provide new instructions at any time prior to the Closure Date. If you do not provide new instructions, your enrollment will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) (“Portfolio”).

•            Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Fund, you may provide new instructions prior to the Closure Date. Unless you provide new instructions, amounts transferred pursuant to your current instructions will continue to be transferred to the Fund until the Closure Date. If you do not provide new instructions, your Portfolio Rebalancing will automatically be updated to replace the Fund with the Portfolio.

•            Premium Allocation Instructions: If your premium allocation instructions on file include the Fund, you may change those by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Fund until the Closure Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Fund with the Portfolio.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in force.